(10) Income Taxes	12 Months Ended
Dec. 31, 2012
Notes
(10) Income Taxes

(10)         Income Taxes

For the years ended December 31, 2012 and 2011, the components of income tax expense are as follows:

	Year Ended December 31
	2012	2011
Current provision:
Federal	$ -	$ -
State	7,440	7,495
	7,440	7,495
Deferred benefit:
Federal	-	-
State	-	-
	-	-
Income tax expense	$ 7,440	$ 7,495

Income tax provision amounted to $7,440 and $7,495 for the years ended December 31, 2012 and 2011, respectively (an effective rate of (0.3)% for 2012 and (0.3)% for 2011).  A reconciliation of the provision for income taxes with amounts determined by applying the statutory U.S. federal income tax rate to income before income taxes is as follows:

	Year Ended December 31
	2012	2011
Computed tax at federal statutory rate of 34%	$ (807,305)	$ (878,610)
State taxes, net of federal benefit	3,947	3,072
Non-deductible items	95,392	87,434
Other	1,460	2,840
Change in valuation allowance	713,946	792,759
	$ 7,440	$ 7,495

Realization of deferred tax assets is dependent on future earnings, if any, the timing and amount of which is uncertain.  Accordingly, a valuation allowance, in an amount equal to the net deferred tax asset as of December 31, 2012 and 2011 has been established to reflect these uncertainties.  As of December 31, 2012 and 2011, the net deferred tax asset before valuation allowances is approximately $6,440,000 and $5,784,000, respectively, for federal income tax purposes, and $1,398,000 and $1,225,000, respectively for state income tax purposes. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.  Significant components of our deferred tax assets and liabilities are as follows:

	Year Ended December 31
	2012	2011
Deferred tax assets:
Accrued salaries/vacation	$232,600	$195,100
Accrued equipment pool	54,100	57,500
State taxes	400	800
Stock options	768,900	714,300
Net operating loss carryforwards	7,121,300	6,443,100
Total deferred tax assets	8,177,300	7,410,800

Deferred tax liabilities:
Depreciation	21,000	75,800
Amortization of intangibles	4,700	4,700
Other	313,900	321,600
Total deferred tax liabilities	339,600	402,100

Net deferred assets before valuation allowance	7,837,700	7,008,700
Valuation allowance	-7,837,700	-7,008,700
Net deferred tax assets	$ -	$ -

At December 31, 2012, we have available unused net operating loss carryforwards of approximately $17,544,000 for federal and $13,081,000 for state that may be applied against future taxable income and that, if unused, expire beginning in 2013 through 2033.

Utilization of the net operating loss carryforwards may be subject to a substantial annual limitation due to ownership change limitations provided by the Internal Revenue Code under section 382.  The annual limitation may result in the expiration of net operating loss carryforwards before utilization Our Federal and state net operating loss carryforwards will begin to expire in 2022 and 2013, respectively.

Effective January 1, 2007, we adopted new accounting guidance which altered the framework for recognizing income tax contingencies. Previously, the focus was on the subsequent liability recognition for estimated losses from tax contingencies where such losses were probable and the related amounts could be reasonably estimated. Under this new guidance, a contingent tax asset (i.e., an uncertain tax position) may only be recognized if it is more likely than not that it will ultimately be sustained upon audit. We have evaluated our tax positions for all jurisdictions and all years for which the statute of limitations remains open and determined that no additional liability for unrecognized tax benefits and interest was necessary.